EQ ADVISORS TRUSTSM

1290 VT Moderate Growth Allocation Portfolio

SUPPLEMENT DATED AUGUST 10, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The Summary Prospectus and the section of the Prospectus entitled “1290 VT Moderate Growth Allocation Portfolio — Class IB and Class K Shares” is amended by adding the following sentence at the end of the sixth paragraph of the section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy”:

Accordingly, volatility management techniques may also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs — Principal Investment Risks” is amended by adding the following information as the sixth paragraph of the risk factor entitled “Volatility Management Risk”:

Insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in a Portfolio have a financial interest in preserving the value of the Portfolio and reducing its volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the Portfolio). To the extent a Portfolio is successful in managing the volatility of returns and downside risk, the insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the Portfolio will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the insurance companies may be significant.